Exhibit 99.1

A CHAT WITH THE NEW YORK INVESTMENT COMMUNITY NJR Clean Energy Ventures Stanley M. Kosierowski - President Richard R. Gardner – Vice President, Business Development September 29, 2015

Regarding Forward - Looking Statements 1 Certain statements contained in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward - looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants . Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward - looking information and such forward - looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR . There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management . Forward - looking information in this presentation includes, but is not limited to, certain statements regarding NJR's NFE guidance for fiscal 2015 and NFE growth beyond 2015 , forecasted contribution of business segments to fiscal 2015 NFE and to NFE beyond fiscal 2015 , forecasted dividend growth, future NJNG customer growth, future capital expenditures and infrastructure investments , NJNG’s base rate case, NJR’s cash flow and balance sheet forecast, the long - term outlook for NJRCEV and the renewable energy markets, diversification of NJRCEV’s strategy, NJRCEV’s future solar and wind projects, and the PennEast Pipeline project . The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions ; demographic changes in the NJNG service territory and their effect on NJNG's customer growth ; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service (BGSS) incentive programs, NJRES' operations and on the Company's risk management efforts ; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company ; the impact of volatility in the credit markets ; the ability to comply with debt covenants ; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post employment benefit plans as a result of downturns in the financial markets, a lower discount rate, revised actuarial assumptions, and impacts associated with the Patient Protection and Affordable Care Act ; accounting effects and other risks associated with hedging activities and use of derivatives contracts ; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market ; regulatory approval of NJNG’s planned infrastructure programs ; the ability to obtain governmental and regulatory approvals, land - use rights, electric grid interconnection (in the case of distributed power projects) and/or financing for the construction, development and operation of NJR’s energy investments and NJNG’s infrastructure projects in a timely manner ; risks associated with the management of the Company's joint ventures and partnerships ; risks associated with our investments in distributed power projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for SRECs (including the pace of solar project development in New Jersey), and operational risks related to projects in service ; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects and the resulting effect on our effective tax rate and earnings ; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process ; the possible expiration of the BGSS incentive programs ; access to adequate supplies of natural gas and dependence on third - party storage and transportation facilities for natural gas supply ; operating risks incidental to handling, storing, transporting and providing customers with natural gas ; risks related to our employee workforce ; the regulatory and pricing policies of federal and state regulatory agencies ; the costs of compliance with present and future environmental laws, including potential climate change - related legislation ; risks related to changes in accounting standards ; the disallowance of recovery of environmental - related expenditures and other regulatory changes ; environmental - related and other litigation and other uncertainties ; risks related to cyber - attack or failure of information technology systems ; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs . The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10 - K filed on November 25 , 2014 , as filed with the Securities and Exchange Commission (SEC), which is available on the SEC’s website at sec . gov . Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward - looking statement referenced herein in light of future events .

Disclaimer Regarding Non - GAAP Financial Measures 2 This presentation includes the non - GAAP measures net financial earnings (NFE), utility gross margin and financial margin . As indicators of the Company’s operating performance, these measures should not be considered alternatives to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share . NFE (loss) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES . Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period . In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled . An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV . NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company’s operations that move in relation to each other . Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin . Management uses NFE, utility gross margin and financial margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance . Management believes these non - GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period - to - period comparability of financial performance . For a full discussion of our non - GAAP financial measures, please see NJR’s most recent Form 10 - K, Item 7 . This information has been provided pursuant to the requirements of SEC Regulation G .

Fiscal 2015 NFEPS Guidance is $1.70 - $1.80* 3 New Jersey Natural Gas NJR Clean Energy Ventures NJR Energy Services NJR Midstream NJR Home Services $1.45 - $1.55 $1.60 - $1.70 $1.65 - $1.75 $0.00 $0.45 $0.90 $1.35 $1.80 $2.25 Original 2/4/2015 5/7/2015 Current $1.70 - $1.80 » NJRES exceeding fiscal 2015 expectations x Colder - than - normal weather created opportunities » NJNG benefitting from BGSS incentives » NJR expects regulated businesses to contribute 55 to 70 percent of fiscal 2015 NFE

Generating Average Annual NFE Growth of 5 – 9 Percent* » Invest in Utility infrastructure projects that drive rate base growth x Organic customer growth x System and Facilities E nhancement program (SAFE) » Invest in Midstream projects such as PennEast Pipeline x Targeted NFE contribution from Regulated of 65 – 80 percent » Provide physical and producer services through our Energy Services business x Targeted NFE contribution of 5 – 15 percent » Provide customers with cost - efficient renewable electricity through our Clean Energy business, with project diversification x Targeted NFE contribution of 10 – 20 percent » Home Services provides complementary services 4

Dividend Growth and Payout Ratio* 5 Dividend growth goal of 6 to 8 percent annually; targeted payout of 60 – 65 percent * Current annual rate ** Assumes 6 - 8 percent average annual dividend growth *** Based on the midpoint of NFE guidance 30% 35% 40% 45% 50% 55% 60% 65% 70% 2010 2011 2012 2013 2014 2015E*** Peer Avg. 55% 56% 57% 59% 41% 65% 52% $.00 $.20 $.40 $.60 $.80 $1.00 $1.20 2010 2011 2012 2013 2014 2015 2016* 2017** $0.68 $0.72 $0.77 $0.81 $0.86 $0.92 $1.01 - $1.05 $0.96 Payout Ratio on an NFE Basis Dividend Growth

Current Cash Flow Forecast 6 ($MM) 2015F 2016E 2017E Cash Flow from Operations $284.3 $237.5 $258.5 Uses of Funds Capital expenditures - NJNG ($202.6) ($233.7) ($153.9) Capital expenditures - PennEast (5.3) (42.2) (140.2) Capital expenditures - CEV (198.6) (157.3) (58.8) Dividends (76.1) (81.0) (87.0) Total Uses of Funds ($482.6) ($514.2) ($439.9) Financing Activities Common stock proceeds, net $30.0 $10.0 $10.0 Debt proceeds, net 168.3 266.7 171.4 Total Financing Activities $198.3 $276.7 $181.4 Incremental NJRES earnings used to reduce the need for future equity, while credit metrics expected to support current ratings

New Jersey Natural Gas: The Foundation of Our Business » Growing customer base – serving more than 512,000 residential and commercial customers x New construction continues to expand x Strong conversion market » Infrastructure investments to strengthen distribution and transmission system are supported by regulatory riders » History of collaborative regulatory relationships » Recently named most trusted gas utility brand in the East Region* » 22 consecutive years with fewest customer complaints with the New Jersey Board of Public Utilities of major electric and gas companies » Excellent safety record 7 NJNG’s strong fundamentals drive the majority of earnings growth * According to a study by Cogent Reports, a division of Market Strategies International, July 2015

Strong Customer Growth Continues 8 » 5,750 new customers added in first nine months of fiscal 2015 compared with 5,151 last year - an 11.6 percent increase x 2,793 new construction customers compared with 2,463 last year - a 13.4 percent increase x 2,957 conversions from other fuels - a 10 percent increase » 567 existing customer heat conversions compared with 437 last year Customer growth forecast of 15,000 – 17,000 over the next two years; 1.6 percent a nnual new customer growth rate 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 FY13 FY14 FY15E FY16E FY17E 7,456 7,599 7,800 8,150 8,550 New Construction Conversions

Key Trends Support Future Customer Growth 9 0.0% 5.0% 10.0% 15.0% N.J. Morris Monmouth Ocean 1.2% 6.2% 2.3% 14.1% Population Change 2000 - 2013 1 2014 - 2016 10,200 Beyond 2017 - 78,206 New Construction 3 3 . Source: A.D. Little $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 NJNG Fuel Oil Propane Electricity $0.92 $2.45 $4.08 $4.10 Equivalent Customer Cost 2 Non Heat 6,900 On Main 36,322 Near Main 28,974 Off Main 47,840 Conversions 4 4. Source: Harte Hanks 2 . Source: US Energy Information Administration data as of March 2015. Based on 100,000 comparable BTUs 1. Source: US Census data, 2013 estimates

Collaborative Regulatory Relationships 10 Regulatory and Incentive Programs » Basic Gas Supply Service Incentives (BGSS) - 1992 » Conservation Incentive Program (CIP) - 2006 » Accelerated Infrastructure Program (AIP) - 2008 » The SAVEGREEN Project® - 2009 » Safety Acceleration and Facility Enhancement Program (SAFE) - 2012 » New Jersey Reinvestment in System Enhancement (NJ RISE) – 2014 Base Rate Case to be filed no later than November 2015 » Primarily driven by infrastructure investments » Required as part of the SAFE program approval » First base rate case filing since November 2007 » On track with goal of new rates effective October 2016 » Total FY2015 - 17 capital investment estimated at $692 million

Our Midstream Portfolio 11 Steckman Ridge » 50/50 joint venture with Spectra Energy » 12 Bcf natural gas storage facility in southwest Pennsylvania » Direct access to Texas Eastern and Dominion Transmission pipelines and access to Northeast and Mid - Atlantic markets PennEast Pipeline » 115 - mile pipeline connecting Marcellus supply to Northeast; 20 percent interest » Contracted volume up to 1 MMdth/day » Total CapEx $1 billion » Filed 7(c) with FERC in September 2015 Dominion Midstream Partners, LP » 1.8 million units » Current annual distribution rate of $0.75

NJRES: Generated NFE Every Year Since 1995 » Serves wholesale customers across North America » Diverse portfolio of physical natural gas assets » 16 th largest North American Gas Marketer* » Firm storage (~40 Bcf in the US & Canada) » Firm transportation ( 1.4 Bcf/day ) » NJRES’ strong results driven by: x Periods of cold weather created short term increases in natural gas demand and price volatility » NJRES expected to contribute 5 to 15 percent of total NFE in fiscal 2016 and beyond. 12 $171.2 $89.6 $90.2 $47.5 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 Year to Date 2014 Year to Date 2015 $MM Financial Margin NFE * As reported by Natural Gas Intelligence, June 23, 2015

NJRCEV Overview 13 » P ortfolio reflects execution of diversification strategy » NJ Solar Renewable Energy Certificates (SREC) market has stabilized and is tracking towards balance » With production - based tax credits (PTC) expiration and investment tax credit (ITC) reduction: x State policy will continue to provide support for new projects x Distributed solar and wind projects remain viable in many markets x Long - term prospects for wind and solar are solid

NJRCEV: Continued Portfolio Diversification Commercial Solar » 21 projects in service » 82.4 MW » Projects include roof - and ground - mounted installations, both grid - connected and net - metered Residential Solar - The Sunlight Advantage ® » 3,600+ customers added since inception » 32+ MW Onshore Wind » Two Dot - 9.7 MW, Montana – In service » Carroll Area – 20 MW, Iowa – In service » Alexander Wind Farm – 48 MW, Kansas – Under construction 14 Total of 144 MW installed; 21 percent of portfolio now wind assets

Regulatory Developments » Wind and solar tax extensions x Senate and President support, House not as supportive x Wind is part of tax extender package that will likely be year - end negotiation x Solar not part of current extender package and industry less aligned on need » Despite numerous attempts, state RPS policies remain intact x Most notable changes in Ohio and North Carolina x RPS increases in several states and no reductions in solar - carve outs » Active debates on net metering with limited adverse impact so far x A Z imposed a fixed charge on solar users x CA, HI, NY moving beyond net metering to solar tariffs and time - of - use rates x Governor Christie signed bill increasing NJ cap » Clean Power Plan favors renewables, but impact would be long term and has major uncertainties given legal challenges and the next election 15

US Renewable Energy Projections 16 25 76 87 107 123 26 24 54 79 117 0 50 100 150 200 250 300 2008 2015 2020 2025 2030 Wind — onshore Solar PV 100 141 186 240 % of US Generation Growth % calculated using a Compound Annual Growth Rate Source: Renewable Energy Data Book, National Renewable Energy Laboratory and IHS Inc. Estimates Long - term growth market supported by policy, cost reductions, and consumer needs GW <2% 6% 8% 10% 12%

Renewables as a Share of US Generation 17 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Wind & solar Other renewables (including large hydro) Gas Coal Nuclear Renewables as a share of US generation (IHS planning scenario) © 2014 IHS Percentage of total US generation Source: IHS Inc.

NJRCEV Capital Investment 18 » Our Plan to mitigate the expected drop in ITC to 10 percent – January 1, 2017 x Continued solar investment drives production of SRECS x Onshore wind investments generate steady earnings from power purchase agreements (PPAs), financial hedges, and PTCs x Solar capital expenditures decline beginning in 2016 x Simultaneously, • NJNG fundamentals and base rate case should result in strong growth in fiscal 2017 • Stable returns from NJRES, Midstream and Home Services ($MM) 2015E 2016E 2017E Total NJRCEV Solar* $98.2 $87.2 $56.2 $241.6 Onshore Wind 96.2 83.0 - 179.2 Total NJRCEV $194.4 $170.2 $56.2 $420.8 * Solar investment for residential and commercial projects in Q1Fiscal 2017 estimated at $33.2 million. Plan assumes $25.6 million beyond December 31, 2016, assuming appropriate economics allow.

Solar Market With ITC Reduction » Current Sunlight Advantage® offering provides customer with 25 - 30 percent savings compared with utility rates x Competitive offerings in 2017 will likely offer 15 - 20 percent savings » Material prices are projected to continue in a downward direction » More efficient panels will help control labor costs 19 Residential market provides greatest opportunity – competing against utility rates

NJ SREC Pricing 20 $70 $230 $ - $50 $100 $150 $200 $250 Market has improved and stabilized on improving fundamentals

Monthly Solar Capacity Additions 21 Trailing three and six month average installation rates of 18.5 MW and 15.9 MW Source: NJ Clean Energy Program - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 Jan - 11 Mar - 11 May - 11 Jul - 11 Sep - 11 Nov - 11 Jan - 12 Mar - 12 May - 12 Jul - 12 Sep - 12 Nov - 12 Jan - 13 Mar - 13 May - 13 Jul - 13 Sep - 13 Nov - 13 Jan - 14 Mar - 14 May - 14 Jul - 14 Sep - 14 Nov - 14 Jan - 15 Mar - 15 May - 15 Jul - 15 Monthly Additions

SREC Market – Potential Scenario 22 1,364 1,614 1,948 2,233 2,419 790 586 334 152 36 1,568 1,866 2,131 2,349 2,528 - 500 1,000 1,500 2,000 2,500 3,000 2014 2015 2016 2017 2018 SRECs (thousands) Ability to Generate Carryover from Prior Year RPS 2014A 2015E/A 2016F 2017F 2018F Lower annual carryover values Assumes 23MW/month capacity additions Energy Year Current fundamentals indicate the SREC market is approaching a balance

SREC Price Range Forecast 23 $100 $150 $200 $250 $300 $350 EY 2015 EY 2016 EY 2017 SACP Projected SREC - High Projected SREC - Low 7 0 to 80 50 to 60 Source: NJRCEV estimates Percentage of SACP Current SREC trading price

Our Path to Continued Growth

24

Fiscal 2015

NJNG
- ✓ Customer growth
- ✓ CIP
- ✓ BGSS incentives
- ✓ SAVEGREEN
- ✓ SAFE
- ✓ NJ RISE
- ✓ SRL

Energy Services
- ✓ Physical natural gas services
- ✓ Producer services

Clean Energy
- ✓ Portfolio diversification
- ✓ More SRECs; improved prices
- ✓ Expanded wind investments

Midstream
- ✓ PennEast FERC filing

Fiscal 2016

NJNG
- ✓ Base Rate Case
- ✓ Liquefaction plant in service

Midstream
- ✓ PennEast FERC certificate issued

Clean Energy
- ✓ Decreasing solar investment
- ✓ More SRECs; stable prices
- ✓ Expanded wind investments

Fiscal 2017

NJNG
- ✓ New base rates
- ✓ SRL in service

Midstream
- ✓ PennEast FERC final approval

Clean Energy
- ✓ More SRECs, stable prices
- ✓ Increased earnings from wind and SREC sales
- ✓ ITC declines to 10 percent
- ✓ Lower solar investment

Fiscal 2018

NJNG
- ✓ NJ RISE (post rate case)
- ✓ SAFE (post rate case)

Midstream
- ✓ PennEast Pipeline in service

Clean Energy
- ✓ Residential solar continues

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful Trusted

NJR At A Glance 25 Our Financial Goals: 1. Average annual NFE growth of 5 to 9 percent 2. Dividend growth of 6 to 8 percent 3. Maintain appropriate metrics to support our credit rating Ticker Symbol (NYSE): NJR Price Range (52 Weeks) $33.73 - $24.64 Enterprise Value: $3.3 billion Market Capitalization: $2.5 billion Annual Dividend Rate/Yield: $0.96/3.3 percent Total Assets: $3.1 billion Shares Outstanding: 86.4 million Book Value Per Share: $13.32 Capitalization (6 - 30 - 15): Common Equity Short - Term Debt Long - Term Debt Total Capitalization ($MM) $1,124.9 56.0% 36.0 1.8% 847.5 _ 42.2% $2,008.4 100.0% Investor Relations Contacts: Dennis Puma Director, Investor Relations 732 - 938 - 1229 dpuma@njresources.com Joanne M. Fairechio Director, Investor Relations 732 - 378 - 4967 jfairechio@njresources.com Download our investor relations app for iPad, iPhone and Android